REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


            REGISTRATION   RIGHTS   AGREEMENT,   dated  as  of  June  21,   1999
("Agreement"), by and among Lumenon Innovative Lightwave Technology, Inc., a Delaware corporation (the "Company") and Molex Incorporated, a Delaware corporation ("Molex").


                                    RECITALS
                                    --------

            (A) Pursuant to that certain Stock Purchase Agreement, dated as of May 19, 1999 (the "Stock Purchase Agreement"), the Company agreed to issue and Molex agreed to acquire shares of the Company's Common Stock.


            (B)  As  a  condition  to  the   consummation  of  the  transactions
contemplated by the Stock Purchase Agreement, the Company and Molex have entered into this Agreement to provide certain securities registration rights to Molex.


                                   AGREEMENTS
                                   ----------

            In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


            1.  Definitions.  As used in this Agreement:

            "Common Stock" means the Company's Common Stock, $.01 par value per share, and any Stock into which such stock may hereafter be changed.


            "Company" shall have the meaning set forth in the preamble hereto.

            "Holders" means the Persons who shall, from time to time, own of record any Molex Stock. The term "Holder" shall mean any one of the Holders.


            "Molex Stock" shall mean at any time, the shares of the then outstanding Common Stock owned by Molex or any subsequent Holder having rights hereunder pursuant to Section 10 hereof and all shares of Common Stock owned by any such Holder; provided, however, that Molex Stock shall not be deemed to include any shares after such shares have been registered under the Securities Act and sold pursuant to such registration or any shares sold without registration under the Securities Act in compliance with Rule 144, or pursuant to any other exemption from registration under the Securities Act to a Person who is free to resell such shares without registration or restriction under the Securities Act; and provided, further, that at any time subsequent to the closing of a Qualified Public Offering, Molex Stock shall not include any shares which are eligible to be sold without registration under the Securities Act in compliance with subsection (k) of Rule 144.


            "Person" means an individual, a corporation, a partnership, a limited liability Company, a trust, an unincorporated organization or a governmental organization or any agency or political subdivision thereof.


            "Prospectus" shall mean any prospectus which is a part of a Registration Statement, together with all amendments or supplements thereto.


            "Qualified Public Offering" shall mean the firm commitment underwritten public offering of Common Stock by means of a Registration Statement filed by the Company, which offering does not exclusively relate to the securities under an employee stock option, bonus or other compensation plan, and not including any securities traded over the OTC Bulletin Board or a similar over-the counter market and yielding net proceeds to the Company of not less than $20 million (net of underwriting discounts and other expenses and including proceeds received by the Company upon exercise of any over-allotment option by the underwriters).


            "Registration Statement" shall mean any registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act, together with all amendments or supplements thereto.


            "Securities" shall mean any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. The term "Security" shall mean any one of the Securities.


            "Securities Act" shall mean the Securities Act of 1933, as amended prior to or after the date of this Agreement, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.


            "Securities and Exchange Commission" shall mean the United States Securities and Exchange Commission or any successor to the functions of such agency.


            "Seller" shall mean each Holder of Molex Stock as to which Molex Stock the Company could be required to file a Registration Statement or which could be registered under the Securities Act at the request of such Holder pursuant to any of the provisions of this Agreement.


            "Stock Purchase Agreement" shall have the meaning given such term in the Recitals hereto.


            "Stock Restriction Agreement" shall have the meaning given such term in the Stock Purchase Agreements.

            2.  Required Registrations.

            (A) Subject to Section 2(B) below, at any time after the first to occur of (i) the 2nd anniversary of the date hereof or (ii) the closing of a Qualified Public Offering, but not more than once in any period of 365 consecutive days, upon the written request to register shares of Molex Stock having an aggregate fair market value of not less than 3 million (based upon the reported closing bid price of Common Stock on the date for which such price is reported last preceding the date of the request, or if there is no such reported closing price, based upon a good faith estimate of fair market value received from an investment banking firm selected by the requesting Holders) under the Securities Act made by any Holder, the Company will use its best efforts to effect the registration of Molex Stock under the Securities Act and the registration or qualification thereof under all applicable state securities or blue sky laws, but only to the extent provided for in the following provisions of this Agreement. A request pursuant to this Section 2(A) shall state the intended method of disposition of the Molex Stock sought to be registered. The Company shall include in such registration all Molex Stock with respect to which the Company receives written requests from the Holders thereof for inclusion therein (stating the intended method of disposition of such Molex Stock); and thereupon the Company will, as expeditiously as possible, use its best efforts to effect the registration, under the Securities Act, of such Molex Stock which the Company has been requested to register for disposition by such Holders in accordance with the intended method of disposition described in the requests of such Holders, all to the extent requisite to permit such sale or other disposition by such Holders of the Molex Stock so registered.


            (B) The foregoing registration rights of any Holder shall be deemed satisfied by the Company when two Registration Statements shall have been filed by the Company with and made effective by the Securities and Exchange Commission under the Securities Act pursuant to requests made pursuant to Section 2(A) and the offerings pursuant to each such Registration Statement shall have closed. The Company shall have the right to select the investment banker or bankers who shall serve as the manager and/or co-managers for the offering of Molex Stock covered by such Registration Statement; provided, however, that such banker or bankers shall be of nationally recognized standing, and shall be consented to in writing by the Holders at least a majority of the Molex Stock included therein, which consent may not be unreasonably withheld; provided, further, that in the event that the Company fails to select a reasonably acceptable investment banker or bankers of nationally recognized standing within 30 days of a request for registration, the Holders of a majority of the Molex Stock included therein shall have the right to select and have appointed such investment banker or bankers.


            (C) From and after the date, if any, that the Company is entitled to register Common Stock for sale by the Holders thereof under the Securities Act on Form S-3 or any form hereafter adopted by the Securities and Exchange Commission to take the place of Form S-3, the Holder or Holders in existence at such time having a fair market value of at least $1,000,000 (fair market value per share to be equal to the reported closing bid price of the Common Stock on the date for which such price is reported last preceding the date of the request) shall be entitled to require the Company to register such Molex Stock pursuant to the provisions of Section 2(A) hereof for an unlimited number of times, and the Company shall comply with each such request in accordance with the terms of Section 2(A) hereof.


            (D) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a Registration Statement pursuant to this Section 2(D), a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Registration Statement to be filed and it is therefore essential to defer the filing of such Registration Statement, the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request of the Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.


            3. Incidental Registration. If the Company at any time proposes or is required to register any of its Securities under the Securities Act or any applicable state securities or blue sky laws on a form which permits inclusion of the Molex Stock, whether pursuant to Section 2 hereof or otherwise, (a "Company Registration"), it will each such time give written notice to all Holders, as appropriate, of its intention to do so. Upon the written request of any such Holder given within 20 days after receipt of any such notice, the Company will use its best efforts to cause all such Molex Stock which such Holders shall have requested be registered to be registered under the Securities Act and any applicable state securities or blue sky laws all to the extent requisite to permit the sale or other disposition by such Holders of the Molex Stock so registered. No registrations of Molex Stock under this Section 3 shall relieve the Company of its obligation to effect registrations under Section 2 hereof, or shall constitute a registration request by any Holder under Section
2. The Company shall have the right to select the investment banker or bankers who shall serve as the manager and/or co-managers for all registrations of offerings of Securities under this Section 3; provided, however, that if the registration in which Holders request to participate herein is the initial registration under the Securities Act by the Company of an underwritten public offering of Common Stock, then such investment banker or bankers shall be selected for such registration and offering of Securities by the Company, but only with the consent of the Holders of at least a majority of the Molex Stock included therein.


            4. Registration Procedures. Whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Molex Stock under the Securities Act, the Company will, as expeditiously as possible:


            (A) prepare and file with the Securities and Exchange Commission a Registration Statement with respect to such Molex Stock and use its best efforts to cause such Registration Statement to become effective and remain effective for a period of not less than 180 days, provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto,
the  Company  will  furnish  to  counsel  for  the  Holders   included  in  such

Registration Statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;


            (B) prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than 180 days and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the Sellers thereof set forth in such Registration Statement;


            (C) Notify each of the Sellers of any stop order issued or threatened by the Securities and Exchange Commission and take all reasonable actions to prevent the entry of such stop order or to remove it if entered;


            (D) furnish to each Seller such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in the Registration Statement (including each preliminary Prospectus), and such other documents, as such Seller may reasonably request in order to facilitate the public sale or other disposition of the Molex Stock owned by such Seller;


            (E) use every reasonable effort to register or qualify all the Molex Stock covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Seller shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such Seller to consummate the public sale or other disposition in such jurisdiction of the Molex Stock owned by such Seller covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;


            (F) notify each Seller at any time when a Prospectus relating to the Molex Stock of such Seller covered by such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and at the request of any such Seller, prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the Molex Stock covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

            (G) cause all such Molex Stock covered by such Registration Statement to be listed on each securities exchange on which Securities of the same class are then listed provided that if the only trading mechanism on which Securities are then listed is the OTC Bulletin Board, the Company shall use its best efforts to have the Common Stock listed on the New York Stock Exchange, the American Stock Exchange or NASDAQ;


            (H) provide a transfer agent and registrar for Molex Stock not later than the effective date of such Registration Statement;


            (I) enter into such customary agreements (including an underwriting agreement in customary form, including customary indemnification provisions) and take all such other actions as the Holders of at least a majority of the Molex Stock included in such Registration Statement pursuant to the provisions of this Agreement or underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Molex Stock (including, without limitation, effecting a stock split or a combination of shares);


            (J) make available for inspection by any Seller, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Seller who is the Holder of at least 5% of the Molex Stock included in such registration pursuant to the provisions of this Agreement or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;


            (K) obtain a cold comfort letter from the Company's independent public accountants and a legal opinion letter from the Company's counsel in customary form and covering such matters of the type customarily covered by cold comfort letters and legal opinion letters, as the case may be, as the underwriters or the Holders of at least a majority of the Molex Stock included in such Registration Statement pursuant to the provisions of this Agreement reasonably request;


            (L) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement relating to the Common Stock at the earliest possible moment; and


            (M) if requested by a Seller, cooperate with such Seller and the underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Common Stock to be sold and not bearing any restrictive legends.

            5. Expenses.  To the fullest extent allowable under applicable state securities and blue sky laws, all expenses incurred in effecting the registrations provided for in Section 2(A) hereof, and in effecting all of the registrations provided for in Section 2(C) and Section 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, 50% of the fees and disbursements of one law firm serving as counsel for the Sellers (who shall be selected by Sellers holding at least a majority of the Common Stock being offered), all underwriting expenses other than underwriting discounts and commissions, all expenses of any audits incident to or required by any such registration and all expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Subsection (D) of Section 4 hereof, shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay any such expenses incurred by the Sellers if the registration request is subsequently withdrawn at the request of such Sellers unless such Sellers agree to forfeit their right to demand one registration pursuant to Section 2(A).


            6.  Indemnification.

            (A) In the event of any registration of any of its Securities under the Securities Act pursuant to this Agreement, the Company, to the full extent permitted by law, shall indemnify and hold harmless the Seller of such Securities, each underwriter (as defined in the Securities Act), each other Person who participates in the offering of such Securities, and each other Person, if any, who controls (within the meaning of the Securities Act) such Seller, its directors and officers, employees, general partners and limited partners, underwriter or participating Person, against any losses, claims, damages or liabilities, joint or several, to which such Seller, underwriter, participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such Securities were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any summary Prospectus issued in connection with any Securities being registered, or any amendment or supplement thereto, or (2) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Seller, or any such underwriter, participating Person or controlling Person for any legal or other expenses, including amounts paid in any settlement effected with the Company's consent reasonably incurred by such Seller, underwriter, participating Person or controlling Person in connection with investigating or defending any such loss, damage, liability or action; provided, however, that the Company shall not be liable to any Seller, or any such underwriter, participating Person, or controlling Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary Prospectus, summary Prospectus, Prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Seller, specifically for use therein.


            (B) Indemnification similar to that specified in Subsection (A) of this Section 6 shall be given by the Company (with such modifications as shall be appropriate) covering any registration or other qualification of Securities under any federal or state securities law or regulation other than the Securities Act with respect to any such registration or other qualification effected pursuant to this Agreement.


            (C) Any Person which proposes to assert the right to be indemnified under Subsections (A) or (B) of this Section 6 shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such Person in respect of which a claim is to be made against an indemnifying Person under such Subsections (A) or (B), notify each such indemnifying Person of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, provided, that the failure to give such notice shall not relieve the Company of its obligations under this Section 6 except to the extent that the Company is actually materially prejudiced by such failure to give notice. The indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action and to employ separate counsel in any such action and to control the defense thereof. The Person claiming indemnification shall have the right to employ separate counsel in any such action and to control the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Person against whom indemnification is sought; provided, however, that notwithstanding the foregoing, in any case when indemnification is sought against the Company and (i) the Person seeking indemnification has been advised by counsel that its defenses may be different from those of the Company, or (ii) the Company has not proceeded in a timely manner to effect such defense, then the reasonable fees and expenses of counsel for such Person shall be paid by the Company and the indemnified Person shall have the right to control the defense of such action, suit or proceeding. In no event shall a Person against whom indemnification is sought be obligated to indemnify any Person for any settlement of any claim or action effected without the indemnifying Person's consent.


            (E) The indemnification provided for under this Section 6 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of Securities.


            7.  Participation in Registrations.

            (A) No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.


            (B) The Company may require each Seller as to which any registration is being effected to furnish to the Company such information regarding the distribution of Molex Stock as is reasonably necessary to be included in the Registration Statement with respect thereto and which the Company requests in writing; provided, however, that no Holder shall be required to make any representations or warranties or to provide information in the Registration Statement relating to such registration except, in either case, with respect to itself and its intended method of disposition of Molex Stock. Each Seller who participates in any disposition of Molex Stock pursuant to any Registration Statement provided for hereunder shall be deemed to agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(E) hereof, such Seller shall forthwith discontinue disposition of Molex Stock pursuant to the Registration Statement covering such Molex Stock until such Seller's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(E) hereof, and, if so directed by the Company, such Seller shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Seller's possession, of the prospectus covering such Molex Stock current at the time of receipt of such notice.


            8.  Marketing Restrictions.

            (A)         If

                        (1) any Holder is entitled  and wishes to  register  any
            Molex Stock in a registration made pursuant to Section 2 hereof, and

                        (2) the  offering  proposed  to be made by the Holder or
            Holders for whom such registration is to be made is to be an underwritten public offering, and

                        (3) the  Company or one or more  holders  of  Securities
            other than Molex Stock wishes to register Securities in such registration, and

                        (4) the managing  underwriters  of such public  offering
            furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum amount of Securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such Securities and without otherwise materially and adversely affecting such offering, then the relative rights to participate in such offering of the Holders, the holders of other Securities having the right to include such Securities in such registration, and the Company shall be in the following order of priority:

                        First:  The Holders shall be entitled to  participate in
            accordance with the number of shares of Molex Stock which each such Holder shall request to be registered, such participation to be pro rata in accordance with the number of shares which each such Holder shall request be registered if, pursuant to clause 4 of this Subsection (A), the total amount of Securities to be included in the offering will be less than the number of shares of Molex Stock that all of such Holders shall request be registered (in which event only such Holders will be entitled to include Securities in such Registration Statement); and then

                        Second:  The Company  shall be entitled to  participate;
            and then

                        Third: All holders of other Securities  having the right
            to include such Securities in such registration shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them;

and no Securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by the Company or any Holder in a transaction which would require registration under the Securities Act until the expiration of 180 days after the effective date of the Registration Statement filed pursuant to Section 2 hereof, or such earlier time consented to by the managing underwriters.

            (B)         If

                        (1) there is a Company Registration and any Holder requests registration of Molex Stock under Section 3 hereof, and

                        (2) the offering proposed to be made is to be an underwritten public offering, and

                        (3) the managing  underwriters  of such public  offering
            furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum amount of Securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such Securities and without materially and adversely affecting such offering, then the relative rights to participate in such offering of the Holders and the holders of other Securities having the right to include such Securities in such registration, and the Company shall be in the following order of priority:

                        First:  The Person or Persons  (including the Company in
            the case of an offering initiated by the Company) requesting such registration shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them; and then

                        Second: The Holders shall be entitled to participate pro
            rata among themselves in accordance with the number of shares of Molex Stock which each such Holder shall have requested be registered; and then

                        Third: If such registration shall have been requested by
            a Person or Persons other than the Company, the Company shall be entitled to include Securities in such registration; and then

                        Fourth: All other holders of other Securities having the
            right to include such Securities in such registration shall be entitled to participate with the relative priorities, if any, as shall exist among them;

and no Securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by the Company, any Holder in a transaction which would require registration under the Securities Act until the expiration of 180 days after the effective date of the Registration Statement in which Molex Stock was included pursuant to Section 3 hereof, or such earlier time consented to by the managing underwriters.

            9. "Market Stand-Off" Agreement. Each of the Holders and the Company hereby agree that, during the period of duration (up to, but not exceeding, 180 days) specified by the managing underwriter, following the effective date of a Registration Statement of the Company filed under the Securities Act, it shall not, to the extent requested by such managing underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock at any time during such period except Common Stock included in such Registration Statement; provided, however, that:


                                    (a) such agreement  shall be applicable only
until the Company makes a Qualified Public Offering; and

                                    (b)  all  officers  and   directors  of  the
Company enter into similar agreements.

            In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Common Stock of each Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 9.


            Notwithstanding the foregoing, the obligations described in this Section shall not apply to a registration solely with respect to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.


            10. Assignability of Registration Rights. The registration rights set forth in this Agreement shall accrue to each Holder who consents in writing to be bound by the terms and conditions of this Agreement. Molex shall be permitted to assign this Agreement to any of its Affiliates; provided, that Molex remains obligated under this Agreement. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.


            11. Grant of Subsequent Registration Rights. The Company may not grant registration rights to subsequent investors in the Company unless such rights are subordinate to the rights of the Holders or the grant of such rights is consented to by the Holders of not less than a majority of the then outstanding Molex Stock. Notwithstanding the foregoing, so long as any shares of Molex Stock exist, the Company shall not grant to any holder of its Securities other than Molex Stock the right to include such Securities in any Registration Statement filed pursuant to Section

2 hereof without the consent of the Holders of not less than a majority of the then outstanding Molex Stock.


            12. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.


            13. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.


            14. Notices. All communications provided for hereunder shall be in writing and delivered by hand or by first-class or certified mail, postage prepaid, to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been received on the day of personal delivery or within three business days after such mailing:


                        If to any Holders, addressed to such Holders at their addresses as shown on the books of the Company or its transfer agent;

            If to the Company, to:

                        Lumenon Innovative Lightwave Technology, Inc. 9060 Ryan Avenue
                        Dorval, Quebec H9P 2M8, Canada
                        Attention:  Iraj Najafi
                        Fax No.:  (514) 631-0053


or, any case, to such other persons or at such other addresses as shall be furnished by any such party by like notice to the other parties.

            15. Termination. All rights under this Agreement shall terminate as to any Holder at such time as such Holder is free to sell all shares of Molex Stock held by such Holder pursuant to Rule 144(k) under the Securities Act or a comparable exemption from registration that enables the Holder to sell all shares of Molex Stock and held by such Holder without registration under the Securities Act and without restriction as to the manner of sale or otherwise. This Agreement shall terminate as to all Holders at such time as no shares of Molex Stock exist that are not freely transferable as set forth above.

            16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same document.


            17.  Entire  Agreement.   This  Agreement   constitutes  the  entire
agreement by and among the parties hereto with respect to the subject matter hereof.


            18. Amendments and Governing Law. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Company and Holders of not less than a majority of the then existing shares of Molex Stock. Any term, covenant, agreement or condition in this Agreement may be waived (either generally or in particular instances and either retroactively or prospectively) by written instruments signed by the Company and Holders of not less than a majority of the existing shares of Molex Stock. Any such waiver shall be limited to its express terms and shall not be termed a waiver of any other term, covenant, agreement or condition. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state.


            IN WITNESS WHEREOF, each of the parties hereto has executed this Registration Rights Agreement as of the day and year first written above:


                                             LUMENON INNOVATIVE LIGHTWAVE
                                             TECHNOLOGIES, INC.


                                                       By:
                                                          ----------------------
                                                       Name:
                                                            --------------------
                                                       Its:
                                                           ---------------------


                                             MOLEX INCORPORATED


                                                       By:
                                                          ----------------------
                                                       Name:
                                                            --------------------
                                                       Its:
                                                           ---------------------